Exhibit 10m-1

                                 FIRST AMENDMENT

         This FIRST AMENDMENT dated as of September 7, 2001 (this "Amendment"), is made by and among (a) ROGERS CORPORATION, a Massachusetts corporation (the "Borrower"), having its principal place of business at One Technology Drive, Rogers, Connecticut 06263, (b) the direct and indirect Subsidiaries of the Borrower listed as Guarantors on the signature pages hereto (the "Guarantors"),
(c) FLEET NATIONAL BANK, a national banking association, as agent (in such capacity the "Agent") for the Banks referred to below; and (d) FLEET NATIONAL BANK and the other financial institutions from time to time parties to the Credit Agreement referred to below (collectively, the "Banks"). Terms defined in the Credit Agreement referred to below that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.

         WHEREAS, the Borrower, the Banks and the Agent are parties to that certain Multicurrency Revolving Credit Agreement dated as of December 8, 2000 (as amended, modified, supplemented or restated and in effect from time to time, the "Credit Agreement"); and

         WHEREAS, the Borrower has requested that the Credit Agreement be amended in order to modify the investment covenant thereof; and

         WHEREAS, the Agent and the Banks have agreed, subject to the terms and conditions set forth in this Amendment, to an amendment to provide for such modification;

         NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         ss.1. Amendments to the Credit Agreement. The Credit Agreement is hereby amended as follows:

         (a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following new defined term in the appropriate place in the alphabetical order thereof:

              "Consolidated Tangible Net Worth. The excess of Consolidated Tangible Assets over Consolidated Total Liabilities."

         (b) Section 8.3 of the Credit Agreement is hereby amended by deleting clause (n) thereof in its entirety and by replacing it with the following:

              "(n)  Investments  other than as  permitted by clauses (a) through
       (m) above; provided that the aggregate amount of all such Investments at any time outstanding shall not exceed three and one-half percent (3.5%) of Consolidated Tangible Net Worth at such time."

         ss.2. Guarantors' Consent. Each of the Guarantors hereby consents to the amendments to the Credit Agreement set forth in this Amendment, and each confirms its obligation to the Agent and the Banks under its Guaranty and agrees that its guaranty of the Obligations thereunder shall extend to and include the Credit Agreement as amended by this Amendment.

         ss.3.   Representations,   Warranties   and   Covenants;   No  Default;
Authorization. The Borrower and the Guarantors hereby represent, warrant and covenant to the Agent and the Banks as follows:

         (a) each of the representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement and the other Loan Documents was true as of the date as of which it was made and is true as and at the date of this Amendment (except to the extent of changes resulting from transactions contemplated or permitted by this Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate do not have a Material Adverse Effect, and to the extent that such representations and warranties relate expressly to an earlier date), and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing;

         (b) this Amendment has been duly authorized, executed and delivered by each of the Borrower and Guarantors and is in full force and effect; and

         (c) upon the execution and delivery of this Amendment by the respective parties hereto, this Amendment shall constitute the legal, valid and binding obligation of the Borrower and the Guarantors, enforceable in accordance with its terms, except that the enforceability thereof may be subject to any applicable bankruptcy, reorganization, insolvency or other laws affecting creditors' rights generally.

         ss.4. Conditions to Effectiveness. The effectiveness of this Amendment shall be subject to the satisfaction of the condition that this Amendment shall have been duly executed and delivered by the Borrower, each Guarantor, the Agent and the Majority Banks.

         ss.5. Ratification, etc. Except as expressly amended hereby, the Credit Agreement and each of the other Loan Documents are hereby ratified and confirmed in all respects. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

         ss.6. No Implied Waiver. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligations of any of the Borrower or Guarantors or any right of the Agent or any Bank consequent thereon.

         ss.7. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         ss.8. Governing Law. THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OR CHOICE OF LAW).

         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first above written.

                     Borrower:             ROGERS CORPORATION


                                           By: /s/Robert M. Soffer
                                               ---------------------------------
                                               Name:  Robert M. Soffer
                                               Title: Vice President and
                                                      Treasurer


                     Guarantors:           ROGERS L-K CORP.


                                           By: /s/Robert M. Soffer
                                               ---------------------------------
                                               Name:  Robert M. Soffer
                                               Title: Vice President and
                                                      Treasurer


                                           TL PROPERTIES, INC.


                                           By: /s/Robert M. Soffer
                                               ---------------------------------
                                               Name:  Robert M. Soffer
                                               Title: Vice President and
                                                      Treasurer


                                           ROGERS SPECIALTY MATERIALS
                                           CORPORATION


                                           By: /s/Robert M. Soffer
                                               ---------------------------------
                                               Name:  Robert M. Soffer
                                               Title: Vice President, Treasurer
                                                      and Secretary

                                           ROGERS JAPAN INC.


                                           By: /s/Robert M. Soffer
                                               ---------------------------------
                                               Name:  Robert M. Soffer
                                               Title: Vice President, Treasurer
                                                      and Secretary


                                           ROGERS SOUTHEAST ASIA, INC.


                                           By: /s/Robert M. Soffer
                                               ---------------------------------
                                               Name:  Robert M. Soffer
                                               Title: Vice President and
                                                      Treasurer


                                           ROGERS TAIWAN, INC.


                                           By: /s/Robert M. Soffer
                                               ---------------------------------
                                               Name:  Robert M. Soffer
                                               Title: Vice President and
                                                      Treasurer


                                           ROGERS KOREA, INC.


                                           By: /s/Robert M. Soffer
                                               ---------------------------------
                                               Name:  Robert M. Soffer
                                               Title: Vice President, Treasurer
                                                      and Secretary


                                           ROGERS TECHNOLOGIES
                                           SINGAPORE, INC.


                                           By: /s/Robert M. Soffer
                                               ---------------------------------
                                               Name:  Robert M. Soffer
                                               Title: Vice President, Treasurer
                                                      and Secretary

                                           ROGERS CIRCUIT MATERIALS
                                           INCORPORATED


                                           By: /s/Robert M. Soffer
                                               ---------------------------------
                                               Name:  Robert M. Soffer
                                               Title: Vice President, Treasurer
                                                      and Secretary


                                           ROGERS CHINA, INC.


                                           By: /s/Robert M. Soffer
                                               ---------------------------------
                                               Name:  Robert M. Soffer
                                               Title: Vice President, Treasurer
                                                      and Secretary



                     Agent and Banks:      FLEET NATIONAL BANK,
                                           individually and as Agent


                                           By: /s/ JGO'Donnell
                                               ---------------------------------
                                               Name:  Janet G. O'Donnell
                                               Title: Managing Director

                                           CITIZENS BANK OF CONNECTICUT


                                           By: /s/Pat D Donnelly
                                               ---------------------------------
                                               Name:  Patricia D. Donnelly
                                               Title: Vice President